Sovereign Bancorp, Inc. UBS Global Financial Services Conference May 9, 2005

Forward Looking Statement This presentation contains statements of Sovereign's vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operation, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value. These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: general economic conditions; changes in interest rates; inflation; deposit flows; loan demand; real estate values; competition; changes in accounting principles, policies, or guidelines; integration of acquired assets, liabilities, customers, systems and management personnel into Sovereign's operations and the ability to realize the related revenue synergies and cost savings within expected time frames; possibility that expected merger-related charges are materially greater than forecasted or that final purchase price allocations based on fair value of the acquired assets and liabilities at acquisition date and related adjustments to yield and/or amortization of the acquired assets and liabilities are materially different from those forecasted; deposit attrition, customer loss, revenue loss and business disruption following Sovereign's acquisitions, including adverse effects on relationships with employees may be greater than expected; anticipated acquisitions may not close on the expected closing date or it may not close; the conditions to closing anticipated acquisitions, including stockholder and regulatory approvals, may not be satisfied; Sovereign's timely development of competitive new products and services in a changing environment and the acceptance of such products and services by customers; the willingness of customers to substitute competitors' products and services and vice versa; the ability of Sovereign and its third party processing and related systems on a timely and acceptable basis and within projected cost estimates; the impact of changes in financial services policies, laws and regulations, including laws, regulations, policies and practices concerning taxes, banking, capital, liquidity, proper accounting treatment, securities and insurance, and the application thereof by regulatory bodies and the impact of changes in and interpretation of generally accepted accounting principles: technological changes; changes in consumer spending and saving habits; unanticipated regulatory or judicial proceedings; changes in asset quality; employee retention; reserve adequacy; changes in legislation or regulation or policy or the application thereof; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services.

Non-GAAP Financial Measures This report contains Financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Sovereign's management uses the non-GAAP measures of Operating Earnings, and the related per share amounts, in its analysis of the company's performance. These measures, as used by Sovereign, adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring or integrating businesses, and certain non-cash charges. Operating Earnings represent net income adjusted for after-tax effects of merger-related and integration charges, other various non-recurring charges and the amortization of intangible assets. Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of Operating Earnings to GAAP Earnings ($ in thousands, all numbers shown net of tax) 1 Net Income for EPS purposes

Reconciliation of Operating Earnings to GAAP Earnings (Per Share)

Overview of Sovereign

An Exceptional Franchise Serving from South of Philadelphia to Boston and Beyond…



Sovereign Bancorp
NY
VT
NH
ME
MA
CT
RI
PA
NJ
WV
VA
MD
DE
Key: Sovereign Branches
Copyright (C) 2005 SNL Financial LC. All rights reserved.
0
119mi

- ~$60 billion bank
- 665 branches & ~1,000 ATM's
- 19th largest bank in the U.S. ranked by assets
- Top 15 Small Business Lenders in the U.S.

Market Share

Massachusetts	#3
Rhode Island	#3
New Hampshire	#5
Pennsylvania	#5
New Jersey	#7
Connecticut	#11
Maryland	#38

Source: SNL DataSource

7

Sovereign Bancorp

Residential Commercial Consumer East 0.24 0.38 0.38 Checking Other Core Time Deposits East 0.4 0.34 0.26 Strong Balance Sheet - 4%+ Core Margin Loan Mix: 1Q05 Balance - $40.3 billion 1Q05 Yield - 5.40% Deposit Mix: 1Q05 Balance - $36.7 billion 1Q05 Cost of Funds - 1.33% 40% 26% 34% 38% 24% 38%

Strong Corporate Governance Sovereign's Corporate Governance Quotient is better than 97.6% of Bank Companies Source: Yahoo Finance CGQ provided by Institutional Shareholder Services (ISS) as of 5/1/05

1-Year Stock Price Performance 5/3/05 closing price of $21.27 % Appreciated 6.0% 4.7% 3.9% (.6)%

3-Year Stock Price Performance 5/3/05 closing price of $21.27 10.2% 8.2% 2.5% 47.7% % Appreciated

5-Year Stock Price Performance 5/3/05 closing price of $21.27 % Appreciated 215.1% 45.4% (2.1)% (17.9)%

10-Year Stock Price Performance 5/3/05 closing price of $21.27 % Appreciated 284.0% 204.7% 134.5% 123.1%

Sovereign's Business Strategy

Mission When consumers and businesses think of a World Class financial services provider, they choose Sovereign Vision Sovereign is a World Class financial services provider, committed to helping our customers succeed by understanding and anticipating their individual financial needs and providing customized solutions, resulting in each customer having six or more services with Sovereign

Sovereign's Business Strategy Combining the best of a large bank with the best of a smaller community bank. Best of a Large Bank: Products Services Technology Brand Delivery channels / distribution system Talent Diversification Sophistication of risk management Best of a Small Bank: Flatter structure Local decision making Active community involvement culture Cross functional lines to deliver bank to customer Treat customers as "individuals"

Sovereign's Banking Structure Market CEO Commercial Real Estate Lenders Commercial Lenders Small Business Lenders Financial Consultants Cash Management Representatives Retail Branches 10 Local Markets, each with a CEO responsible for meeting profitability and revenue goals

Local Markets are Focused on Five Areas of Growth Achieving higher growth in loans, deposits and fees through local decision making and higher quality service Improving margins and return on assets Increasing fee income Increasing the number of services being sold to or used by a customer Expanding Sovereign's presence in the marketplace

Outstanding Customer Service...Guaranteed Red Carpet Service - we perform or pay our customers Wait no longer than five minutes in a teller line Customers have access to Sovereign representatives 24 hours a day, 7 days a week We will return customer telephone calls and emails the same business day, if received by 3:00 PM EST We provide and mail accurate account statements within 7 days Our ATMs are always available We greet our customers and thank them for banking with us

Strategy. With Clear Purpose and Direction. There is nothing complicated about our strategy for moving forward We are clear about our strategy, as well as our vision, mission and goals As we execute, we will remain committed to our critical success factors of: Superior asset quality Superior risk management Strong sales and service culture that aligns team member performance with a recognition and rewards system High level of productivity through revenue growth and efficient expense control

Comparison to Mid-Cap and Top 50 Banks

Diversified Loan Mix with Short Duration Commercial Consumer Residential Other 0.378 0.39 0.232 0 0.488 0.19 0.296 0.034 SOV LB Mid Cap Loan Mix Comparison (12/31/04) 38% 39% 23% 49% 19% 30% 3% Data as of 12/31/04 Loan Yield Loan Yield Loan Yield Loan Yield 4Q02 4Q03 4Q04 SOV 6.11% 5.15% 5.35% LB Mid Cap 6.33% 5.53% 5.56%

Superior Deposit Mix & Cost Checking MMDA AV CD's Foreign 0.423 0.359 0.218 0 0.315 0.356 0.284 0.038 Data as of 12/31/04. LB Mid-Cap includes ASO, CNB, CMA, CBSS, FHN, MTB, MI, NFB, RF, SNV, TCB, ZION Deposit Mix Comparison (12/31/04) SOV LB Mid Cap 32% 36% 28% 4% 42% 36% 22% Cost Of Deposits Cost Of Deposits Cost Of Deposits Cost Of Deposits 4Q02 4Q03 4Q04 SOV 1.66% 1.00% 1.12% LB Mid Cap 1.43% .94% 1.12%

Sovereign's Tier 1 Leverage Compared to Lehman Brothers Mid-Cap Green = Top quartile Red = Bottom quartile 7.05% LB Mid-Cap Median 7.15% Source: SNL Datasource as of 4Q04

Sovereign's Efficiency Ratio Compared to Lehman Brothers Mid-Cap Green = Top quartile Red = Bottom quartile 50.10% LB Mid-Cap Median 57.23% Source: SNL Datasource as of 4Q04

Sovereign's Loan Yield Compared to Top 50 National Banks Source: SNL Datasource as of 1Q05 Data not available for BOKF, BPOP, DRL, JPM, MEL, PNC, SKYF & WHI Green = Top quartile Red = Bottom quartile Sovereign's Loan Yield is in the Third Quartile 5.40% Median 5.65%

Sovereign's Deposit Cost Compared to Top 50 National Banks Source: SNL Datasource as of 1Q05 Data not available for BOKF, BPOP, C, DRL, JPM, MEL, NDE, NTRS, SKYF & STT Green = Top quartile Red = Bottom quartile Sovereign's Deposit Cost is in the Second Quartile 1.33% Median 1.38%

Sovereign's Tier 1 Leverage Compared to Top 50 National Banks Source: Data as of 1Q05 Data not available for ASBC, BPOP, CBSS, DRL FBP, GDW, MI, MTB, RF, STT, WBS, WES, WM & ZION Green = Top quartile Red = Bottom quartile Sovereign's Tier 1 Leverage is in the Third Quartile 6.96% Median 7.14%

Sovereign's Efficiency Ratio Compared to Top 50 National Banks Source: SNL Datasource as of 1Q05 Data not available for DRL Green = Top quartile Red = Bottom quartile Sovereign's Efficiency Ratio is in the First Quartile 48.4% Median 55.8%

Earnings Goals 2005 through 2007

One Non-GAAP Financial Measure Effective in the fourth quarter of 2004, Sovereign moved to one non-GAAP financial measure - Operating Earnings Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Consistent with SEC's publicly stated desire for fewer non-GAAP disclosures

2005 vs. 2004 Operating EPS 2005 Operating EPS 2004 Operating EPS Net Income for EPS Purposes (Reported Net Income + Contingent Convert Expense, net of tax) GAAP Net Income as Reported + Merger Related and Integration Charges and Other Non-Recurring One-time Charges, after-tax + Merger Related and Integration Charges and Other Non-Recurring One-time Charges, after-tax + Amortization of Intangibles, after-tax + Amortization of Intangibles, after-tax + Stock-based Compensation, after-tax = Operating Earnings = Operating Earnings Divided by: Diluted Shares for GAAP EPS Divided by: Diluted Shares for GAAP EPS - Dilutive Effect of Contingent Convert = Operating EPS = Operating EPS Red Text highlights changes from 2004 to 2005

Comparing "Apples-to-Apples" 1Q05 1Q05 4Q04 4Q04 GAAP EPS $ .38 GAAP EPS $ .38 Merger related and integration costs and other non-recurring charges .05 Merger related and integration costs and other non-recurring charges ..05 Amortization of intangibles .03 Amortization of intangibles ..04 Stock based compensation ..01 EITF 04-08 .01 Operating EPS as Reported 4Q04 $ .49 Operating EPS $ .46 Revised Operating EPS $ .48

Based on Analyst Mean Estimates 2005 Earnings Growth is Double-Digit Analyst Mean Estimate FY 2004 $1.66 Analyst Mean Estimate FY 2005 $1.84 Earnings Growth Rate 10.8%

Sovereign Believes Operating EPS Better Reflects Sovereign's Core Businesses CDI Amortization CDI Amortization Pre-tax Expense (1) Approximate Earnings Per Share (2) 2005 $73,765 $ .12 2006 $65,712 $ .10 2007 $57,266 $ .09 2008 $42,163 $ .07 2009 $20,364 $ .03 (1) Tax effected at 35% (2) Based on March 31, 2005 Diluted Shares of 407.4 million

Earnings Goals 2005 through 2007 2004 $1.84 A 14% 2005 ? $2.00 9% ? 2006 ? $2.20 - $2.30 10% ? 2007 ? $2.40 - $2.50 10% ? Management is comfortable with 2005 analyst mean estimate of $1.84 EPS, which implies $1.96 in operating EPS; management's goal remains to strive for about $2.00 operating EPS* in 2005 Management's goal is 10% or higher growth in operating earnings for 2006 and 2007 Management's Operating Goal Operating EPS Growth *2005 Operating EPS excludes one-time charges of $.05 per share and amortization of intangibles of $.12 per share

Increasing Shareholder Value

Initiatives to Increase Shareholder Value 1. Consistent growth in operating earnings and a stronger balance sheet 2. Consistent improvement in operating metrics Discipline on capital allocation Clear and concise communication

1. Consistent Growth in Operating Earnings and a Stronger Balance Sheet

1999 2000 2001 2002 2003 2004 Operating Net Income 229.264 306.884 376.409 410.322 470.789 602.268 Operating EPS 1.33 1.47 1.47 1.47 1.62 1.84 Consistent Growth in Operating Earnings 5 year Operating Earnings CAGR of 21%

Stronger Balance Sheet 1999 2000 2001 2002 2003 2004 1Q05 Commercial Loans 4364 8168 8614 10327 11064 13864 15364 Consumer Loans 4180 5783 6831 8519 10010 14269 15173 Residential Loans 5744 7979 5005 4348 5075 8497 9783 1999 2000 2001 2002 2003 2004 1Q05 Checking 2961 7723 8134 11036 11392 13764 14628 Savings 2143 2953 2931 3038 3099 3807 3923 Money Market 1345 4553 5011 5757 6843 7870 8674 $27.2 $25.4 $21.3 $19.8 $16.1 $15.2 $6.4 $40.3 $36.6 $26.1 $23.2 $20.5 $21.9 $14.8 21.9% CAGR Diverse Loan Mix 31.6% CAGR Attractive Low-Cost Core Deposit Base (1) (1) Excludes Certificates of Deposit

Improved Quality of Balance Sheet 1999 2000 2001 2002 2003 2004 1Q05 Investments 0.391 0.218 0.295 0.287 0.29 0.212 0.196 Significant Improvement Has Been Made in Investments as a Percentage of Total Assets

Consistent Improvement in Operating Metrics

Consistent Improvement in Operating Metrics 1Q04 2Q04 3Q04 4Q04 1Q05 East 0.0328 0.0322 0.0317 0.0329 0.0326 Able to maintain net interest margin in a flattening yield curve environment 1Q04 2Q04 3Q04 4Q04 1Q05 East 0.0117 0.012 0.0117 0.0122 0.013 Improved Operating Return On Average Assets 1Q04 2Q04 3Q04 4Q04 1Q05 East 0.2542 0.2475 0.2696 0.2665 0.2652 Operating Return On Average Tangible Equity Goal is to move to the median of Top 50 Banks; longer-term goal is to move into the top quartile

Positive Operating Leverage 1Q04 2Q04 3Q04 4Q04 1Q05 East 0.5167 0.4922 0.5044 0.501 0.4836 Results in Continued Improvement in Efficiency Ratio 1Q05 1Q04 % Change Total Revenue $532 $432 23% G&A Expenses $257 $223 15% Operating Leverage Operating Leverage Operating Leverage 1.5x Efficiency ratio equals G&A expenses as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before securities transactions

3. Discipline on Capital Allocation

Improving Capital Since 2000 Sovereign Bancorp 9/00 12/01 12/02 12/03 12/04 3/05 Tier 1 Leverage 3.00% 4.21% 5.01% 5.61% 7.05% 6.96% TCE/TA 1.36% 2.59% 3.61% 4.66% 5.00% 4.86% Sovereign Bank Tier 1 Leverage 6.58% 7.21% 7.55% 6.66% 7.21% 7.44% Risk Based Capital 10.06% 10.68% 10.69% 12.12% 11.64% 11.55% $ average TCE generated per quarter in 2005 = $200 million

Earnings Sacrificed Due to Deleveraging Assume $250 million of excess capital to deploy At 5.00% TCE, this supports $5.0 billion of balance sheet growth If this $5.0 billion was invested as whole rate assets and liabilities, earnings impact would be as follows: $5.0 billion assets @ 5.50% = $275 $5.0 billion borrowings @ 3.50% = 175 Pre-tax earnings $100 After-tax earnings $ 65 EPS Benefit $ .16

Versus Stock Buy-Back Assume $250 million of excess capital to deploy Assume $21.00 purchase price Assume 5.00% opportunity cost of cash Earnings impact would be as follows: Results in $.04 EPS accretion into perpetuity Shares EPS Accretion 2005 400 Buyback (11.9) Proforma 388.1 $ .04

Capital Management Cash dividend Sovereign increased the annual cash dividend by $.04 during the first quarter of 2005, to $.16 per year Sovereign has committed to revisit the dividend level again during the second half of 2005 Current Dividend Yield of .8% Current Dividend Payout Ratio of 8.7% Repurchase program Authorized repurchase program of ~20 million shares Sovereign has repurchased 2 million shares during the first quarter of 2005 Anticipated deploying at least $100 million of capital during the second quarter of 2005 to fund additional share repurchases Combined Payout Ratio of 21.1% Sovereign's Board recognizes the dividend yield is low and plans to increase it over a multi-year period At current levels, share repurchases are a good option

Clear and Concise Communication

Our Goals for 2005 and Beyond We will continue to strive for: Double-digit average annual growth rate in operating earnings per share, striving to earn about $2.00 in operating earnings for 2005 Stick with our discipline of blocking & tackling There are tremendous opportunities within our market for organic growth Strong management team in place and our structure and strategy is organized as such to seize those opportunities Remain focused on Critical Success Factors Executing our local community banking strategy Remain disciplined regarding capital allocation process